EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	2ND	2ND
	QUARTER	QUARTER
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$21,309	$20,428	$881	4.31%
Interest Expense	1,684	1,747	(63)	(3.61)%
Net Interest Income	19,625	18,681	944	5.05%
Provision for Loan Losses	308	744	(436)	(58.60)%
Net Interest Income After Provision for Loan Losses	19,317	17,937	1,380	7.69%
Noninterest Income	6,830	6,300	530	8.41%
Net (Losses) Gains on Available-for-sale Debt Securities	(1)	2	(3)	(150.00)%
Noninterest Expense	17,039	15,399	1,640	10.65%
Income Before Income Tax Provision	9,107	8,840	267	3.02%
Income Tax Provision	1,618	1,780	(162)	(9.10)%
Net Income	$7,489	$7,060	$429	6.08%
Net Income Attributable to Common Shares (1)	$7,419	$6,999	$420	6.00%
PER COMMON SHARE DATA:
Net Income - Basic	$0.48	$0.44	$0.04	9.09%
Net Income - Diluted	$0.48	$0.44	$0.04	9.09%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,441,564	15,868,150
Number of Shares Used in Computation - Diluted	15,444,573	15,874,983

	SIX MONTHS ENDED
	June 30,
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$43,082	$42,182	$900	2.13%
Interest Expense	3,125	3,418	(293)	(8.57)%
Net Interest Income	39,957	38,764	1,193	3.08%
Provision for Loan Losses	1,199	1,003	196	19.54%
Net Interest Income After Provision for Loan Losses	38,758	37,761	997	2.64%
Noninterest Income	12,651	13,082	(431)	(3.29)%
Net Gains on Available-for-sale Debt Securities	1	2	(1)	(50.00)%
Noninterest Expense	33,925	31,108	2,817	9.06%
Income Before Income Tax Provision	17,485	19,737	(2,252)	(11.41)%
Income Tax Provision	3,101	3,890	(789)	(20.28)%
Net Income	$14,384	$15,847	$(1,463)	(9.23)%
Net Income Attributable to Common Shares (1)	$14,254	$15,721	$(1,467)	(9.33)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.92	$0.99	$(0.07)	(7.07)%
Net Income - Diluted	$0.92	$0.99	$(0.07)	(7.07)%
Dividends Per Share	$0.56	$0.55	$0.01	1.82%
Number of Shares Used in Computation - Basic	15,542,959	15,859,236
Number of Shares Used in Computation - Diluted	15,546,319	15,865,158

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	June 30,	June 30,
	2022	2021	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$69,187	$208,860	$(139,673)	(66.87)%
Available-for-sale Debt Securities	526,837	391,881	134,956	34.44%
Loans, Net	1,643,057	1,585,481	57,576	3.63%
Bank-Owned Life Insurance	30,941	30,391	550	1.81%
Bank Premises and Equipment, Net	21,829	20,620	1,209	5.86%
Intangible Assets	55,602	56,088	(486)	(0.87)%
Other Assets	63,265	45,742	17,523	38.31%
TOTAL ASSETS	$2,410,718	$2,339,063	$71,655	3.06%

LIABILITIES
Deposits	$1,964,270	$1,916,809	$47,461	2.48%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	126,833	46,450	80,383	173.05%
Senior Notes, Net	14,733	14,670	63	0.43%
Subordinated Debt, Net	24,553	32,967	(8,414)	(25.52)%
Other Liabilities	21,710	24,034	(2,324)	(9.67)%
TOTAL LIABILITIES	2,152,099	2,034,930	117,169	5.76%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive (Loss) Income	294,621	294,857	(236)	(0.08)%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Debt Securities	(36,307)	9,167	(45,474)	(496.06)%
Defined Benefit Plans	305	109	196	179.82%
TOTAL STOCKHOLDERS' EQUITY	258,619	304,133	(45,514)	(14.97)%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,410,718	$2,339,063	$71,655	3.06%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	June 30,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,489	$7,060	6.08%
Return on Average Assets (Annualized)	1.28%	1.21%	5.79%
Return on Average Equity (Annualized)	11.29%	9.36%	20.62%

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$14,384	$15,847	(9.23)%
Return on Average Assets (Annualized)	1.23%	1.39%	(11.51)%
Return on Average Equity (Annualized)	10.29%	10.54%	(2.37)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,410,718	$2,339,063	3.06%
Available-for-Sale Debt Securities	526,837	391,881	34.44%
Loans, Net	1,643,057	1,585,481	3.63%
Allowance for Loan Losses	14,547	12,375	17.55%
Deposits	1,964,270	1,916,809	2.48%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$336,681	$314,174	7.16%
Trust Assets Under Management	1,055,290	1,192,928	(11.54)%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.92	$0.99	(7.07)%
Net Income - Diluted	$0.92	$0.99	(7.07)%
Dividends	$0.56	$0.55	1.82%
Common Book Value	$16.69	$19.06	(12.43)%
Tangible Common Book Value (a)	$13.10	$15.54	(15.70)%
Market Value (Last Trade)	$24.17	$24.50	(1.35)%
Market Value / Common Book Value	144.82%	128.54%	12.67%
Market Value / Tangible Common Book Value	184.50%	157.66%	17.02%
Price Earnings Multiple (Annualized)	13.14	12.37	6.22%
Dividend Yield (Annualized)	4.63%	4.49%	3.12%
Common Shares Outstanding, End of Period	15,499,214	15,957,512	(2.87)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2022	2021	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	8.62%	10.86%	(20.63)%
Nonperforming Assets / Total Assets	0.62%	1.12%	(44.64)%
Allowance for Loan Losses / Total Loans	0.88%	0.77%	14.29%
Total Risk Based Capital Ratio (b)	16.15%	18.99%	(14.96)%
Tier 1 Risk Based Capital Ratio (b)	13.85%	15.93%	(13.06)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.85%	15.93%	(13.06)%
Leverage Ratio (b)	10.31%	10.52%	(2.00)%

AVERAGE BALANCES
Average Assets	$2,335,771	$2,287,465	2.11%
Average Equity	$279,708	$300,776	(7.00)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$40,571	$39,305	3.22%
Noninterest Income	12,651	13,082	(3.29)%
Total (1)	$53,222	$52,387	1.59%
Noninterest Expense (2)	$33,925	$31,108	9.06%
Efficiency Ratio = (2)/(1)	63.74%	59.38%	7.34%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,410,718	$2,339,063
Less: Intangible Assets, Primarily Goodwill	(55,602)	(56,088)
Tangible Assets	$2,355,116	$2,282,975
Total Stockholders' Equity	$258,619	$304,133
Less: Intangible Assets, Primarily Goodwill	(55,602)	(56,088)
Tangible Common Equity (3)	$203,017	$248,045

Common Shares Outstanding, End of Period (4)	15,499,214	15,957,512
Tangible Common Book Value per Share = (3)/(4)	$13.10	$15.54

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2022	2021	2021	2021	2021
Interest income	$21,309	$21,773	$21,246	$21,073	$20,428	$21,754
Interest expense	1,684	1,441	1,530	1,614	1,747	1,671
Net interest income	19,625	20,332	19,716	19,459	18,681	20,083
Provision for loan losses	308	891	1,128	1,530	744	259
Net interest income after provision for loan losses	19,317	19,441	18,588	17,929	17,937	19,824
Noninterest income	6,830	5,821	6,416	6,359	6,300	6,782
Net (losses) gains on securities	(1)	2	(1)	23	2	0
Noninterest expense	17,039	16,886	16,018	15,346	15,399	15,709
Income before income tax provision	9,107	8,378	8,985	8,965	8,840	10,897
Income tax provision	1,618	1,483	1,677	1,566	1,780	2,110
Net income	$7,489	$6,895	$7,308	$7,399	$7,060	$8,787
Net income attributable to common shares	$7,419	$6,835	$7,256	$7,336	$6,999	$8,722
Basic earnings per common share	$0.48	$0.44	$0.46	$0.47	$0.44	$0.55
Diluted earnings per common share	$0.48	$0.44	$0.46	$0.47	$0.44	$0.55

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2022	2021	2021	2021	2021
ASSETS
Cash & Due from Banks	$69,187	$114,346	$104,948	$198,995	$208,860	$207,145
Available-for-Sale Debt Securities	526,837	532,913	517,679	437,857	391,881	366,376
Loans, Net	1,643,057	1,523,919	1,551,312	1,563,008	1,585,481	1,602,926
Bank-Owned Life Insurance	30,941	30,805	30,670	30,530	30,391	30,247
Bank Premises and Equipment, Net	21,829	21,169	20,683	20,526	20,620	20,740
Intangible Assets	55,602	55,711	55,821	55,955	56,088	56,222
Other Assets	63,265	51,508	46,535	48,025	45,742	49,939
TOTAL ASSETS	$2,410,718	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

LIABILITIES
Deposits	$1,964,270	$1,960,952	$1,925,060	$1,940,141	$1,916,809	$1,923,925
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	126,833	22,938	29,845	40,555	46,450	60,230
Senior Notes, Net	14,733	14,717	14,701	14,685	14,670	0
Subordinated Debt, Net	24,553	33,031	33,009	32,988	32,967	16,534
Other Liabilities	21,710	22,525	23,628	27,125	24,034	32,850
TOTAL LIABILITIES	2,152,099	2,054,163	2,026,243	2,055,494	2,034,930	2,033,539

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive (Loss) Income	294,621	296,386	296,379	292,997	294,857	293,097
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Securities	(36,307)	(20,492)	4,809	6,300	9,167	6,847
Defined Benefit Plans	305	314	217	105	109	112
TOTAL STOCKHOLDERS' EQUITY	258,619	276,208	301,405	299,402	304,133	300,056
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,410,718	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	June 30, 2022		March 31, 2022		December 31, 2021		June 30, 2021
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$38,151	$35,774	$38,152	$36,494	$25,058	$24,912	$22,981	$23,073
Obligations of U.S. Government agencies	24,454	22,785	24,455	23,408	23,936	24,091	24,764	25,373
Bank holding company debt securities	28,942	27,415	24,942	24,043	18,000	17,987	0	0
Obligations of states and political subdivisions:
Tax-exempt	152,063	139,400	149,140	143,633	143,427	148,028	127,122	132,310
Taxable	72,204	63,898	73,732	69,629	72,182	72,765	58,921	60,528
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	114,367	106,043	112,122	106,568	98,048	98,181	50,397	51,328
Residential collateralized mortgage obligations	47,295	44,761	45,628	43,868	44,015	44,247	44,536	45,575
Commercial mortgage-backed securities	95,318	86,761	90,682	85,270	86,926	87,468	51,555	53,694
Total Available-for-Sale Debt Securities	$572,794	$526,837	$558,853	$532,913	$511,592	$517,679	$380,276	$391,881

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2022	2022	2021	2021
Commercial:
Commercial loans secured by real estate	$656,892	$585,677	$569,840	$544,202
Commercial and industrial	171,999	159,793	159,073	158,907
Paycheck Protection Program - 1st Draw	44	887	1,356	37,902
Paycheck Protection Program - 2nd Draw	6,208	11,490	25,508	72,409
Political subdivisions	87,512	81,975	81,301	48,849
Commercial construction and land	58,786	37,258	60,579	43,178
Loans secured by farmland	12,967	12,507	11,121	10,950
Multi-family (5 or more) residential	53,753	53,141	50,089	51,916
Agricultural loans	2,628	2,588	2,351	2,379
Other commercial loans	15,767	14,827	17,153	14,711
Total commercial	1,066,556	960,143	978,371	985,403
Residential mortgage:
Residential mortgage loans - first liens	482,505	481,119	483,629	507,579
Residential mortgage loans - junior liens	23,036	22,572	23,314	25,287
Home equity lines of credit	40,887	39,649	39,252	39,432
1-4 Family residential construction	26,071	16,945	23,151	23,567
Total residential mortgage	572,499	560,285	569,346	595,865
Consumer	18,549	17,762	17,132	16,588
Total	1,657,604	1,538,190	1,564,849	1,597,856
Less: allowance for loan losses	(14,547)	(14,271)	(13,537)	(12,375)
Loans, net	$1,643,057	$1,523,919	$1,551,312	$1,585,481

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2022	2022	2022	2021
Balance, beginning of period	$14,271	$13,537	$13,537	$11,385
Charge-offs	(41)	(180)	(221)	(58)
Recoveries	9	23	32	45
Net charge-offs	(32)	(157)	(189)	(13)
Provision for loan losses	308	891	1,199	1,003
Balance, end of period	$14,547	$14,271	$14,547	$12,375

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2022	2022	2021	2021
Impaired loans with a valuation allowance	$3,392	$6,528	$6,540	$10,594
Impaired loans without a valuation allowance	1,376	1,494	2,636	1,819
Purchased credit impaired loans	3,879	3,983	6,558	6,733
Total impaired loans	$8,647	$12,005	$15,734	$19,146

Total loans past due 30-89 days and still accruing	$5,082	$3,868	$5,106	$2,478

Nonperforming assets:
Purchased credit impaired loans	$3,879	$3,983	$6,558	$6,733
Other nonaccrual loans	7,763	10,962	12,441	16,238
Total nonaccrual loans	11,642	14,945	18,999	22,971
Total loans past due 90 days or more and still accruing	2,694	3,429	2,219	1,881
Total nonperforming loans	14,336	18,374	21,218	24,852
Foreclosed assets held for sale (real estate)	505	531	684	1,332
Total nonperforming assets	$14,841	$18,905	$21,902	$26,184

Loans subject to troubled debt restructurings (TDRs):
Performing	$239	$279	$288	$199
Nonperforming	3,965	3,954	5,517	5,624
Total TDRs	$4,204	$4,233	$5,805	$5,823

Total nonperforming loans as a % of total loans	0.86%	1.19%	1.36%	1.56%
Total nonperforming assets as a % of assets	0.62%	0.81%	0.94%	1.12%
Allowance for loan losses as a % of total loans	0.88%	0.93%	0.87%	0.77%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.02%	1.11%	1.08%	1.05%
Allowance for loan losses as a % of nonperforming loans	101.47%	77.67%	63.80%	49.79%

(a) Credit adjustment on purchased non-impaired loans at end of period	$2,403	$2,783	$3,335	$4,502
Allowance for loan losses	14,547	14,271	13,537	12,375
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$16,950	$17,054	$16,872	$16,877
Total loans receivable	$1,657,604	$1,538,190	$1,564,849	$1,597,856
Credit adjustment on purchased non-impaired loans at end of period	2,403	2,783	3,335	4,502
Total (2)	$1,660,007	$1,540,973	$1,568,184	$1,602,358
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.02%	1.11%	1.08%	1.05%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

(In Thousands)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2022	2022	2021	2022	2021
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(885)	$(637)	$352	$(637)	$718
Accretion (amortization) recognized in interest income	19	(248)	(357)	(229)	(723)
Adjustments to gross amortized cost of loans at end of period	$(866)	$(885)	$(5)	$(866)	$(5)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(2,782)	$(3,335)	$(5,182)	$(3,335)	$(5,979)
Accretion recognized in interest income	379	553	680	932	1,477
Adjustments to gross amortized cost of loans at end of period	$(2,403)	$(2,782)	$(4,502)	$(2,403)	$(4,502)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)

	June 30,	March 31,	June 30,
	2022	2022	2021
Outstanding balance	$5,766	$5,966	$10,189
Carrying amount	3,879	3,983	6,733

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2022	2022	2021	2022	2021
INTEREST INCOME
Interest-bearing due from banks	$92	$67	$74	$159	$124
Available-for-sale debt securities:
Taxable	2,036	1,969	1,187	4,005	2,300
Tax-exempt	959	905	824	1,864	1,625
Total available-for-sale debt securities	2,995	2,874	2,011	5,869	3,925
Loans receivable:
Taxable	17,721	17,974	16,826	35,695	34,319
Paycheck Protection Program -1st Draw	11	38	859	49	2,671
Paycheck Protection Program - 2nd Draw	195	537	390	732	576
Tax-exempt	588	573	518	1,161	1,071
Total loans receivable	18,515	19,122	18,593	37,637	38,637
Other earning assets	19	12	18	31	37
Total Interest Income	21,621	22,075	20,696	43,696	42,723

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	308	194	235	502	456
Money market	369	262	320	631	626
Savings	64	61	57	125	112
Time deposits	389	393	605	782	1,301
Total interest-bearing deposits	1,130	910	1,217	2,040	2,495
Borrowed funds:
Short-term	122	1	7	123	22
Long-term - FHLB advances	55	49	109	104	243
Senior notes, net	120	118	57	238	57
Subordinated debt, net	257	363	357	620	601
Total borrowed funds	554	531	530	1,085	923
Total Interest Expense	1,684	1,441	1,747	3,125	3,418

Net Interest Income	$19,937	$20,634	$18,949	$40,571	$39,305

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2022	2022	2021	2022	2021
Net Interest Income Under U.S. GAAP	$19,625	$20,332	$18,681	$39,957	$38,764
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	191	183	162	374	321
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	121	119	106	240	220
Net Interest Income as adjusted to a fully taxable-equivalent basis	$19,937	$20,634	$18,949	$40,571	$39,305

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2022	Return/	3/31/2022	Return/	6/30/2021	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$47,428	0.78%	$84,115	0.32%	$182,586	0.16%
Available-for-sale debt securities, at amortized cost:
Taxable	419,824	1.95%	390,301	2.05%	243,228	1.96%
Tax-exempt	151,753	2.53%	144,334	2.54%	123,101	2.68%
Total available-for-sale debt securities	571,577	2.10%	534,635	2.18%	366,329	2.20%
Loans receivable:
Taxable	1,494,165	4.76%	1,445,353	5.04%	1,418,171	4.76%
Paycheck Protection Program - 1st Draw	707	6.24%	1,049	14.69%	53,639	6.42%
Paycheck Protection Program - 2nd Draw	8,565	9.13%	17,800	12.24%	71,841	2.18%
Tax-exempt	85,447	2.76%	83,659	2.78%	63,470	3.27%
Total loans receivable	1,588,884	4.67%	1,547,861	5.01%	1,607,121	4.64%
Other earning assets	2,321	3.28%	1,983	2.45%	2,467	2.93%
Total Earning Assets	2,210,210	3.92%	2,168,594	4.13%	2,158,503	3.85%
Cash	23,114		20,703		25,453
Unrealized (loss) gain on securities	(36,675)		(2,508)		10,197
Allowance for loan losses	(14,509)		(13,783)		(11,992)
Bank-owned life insurance	30,857		30,720		30,301
Bank premises and equipment	21,556		21,043		20,620
Intangible assets	55,656		55,765		56,153
Other assets	55,735		44,952		42,516
Total Assets	$2,345,944		$2,325,486		$2,331,751

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$431,997	0.29%	$419,130	0.19%	$387,942	0.24%
Money market	449,656	0.33%	456,904	0.23%	433,295	0.30%
Savings	255,578	0.10%	249,165	0.10%	227,426	0.10%
Time deposits	268,753	0.58%	277,405	0.57%	335,773	0.72%
Total interest-bearing deposits	1,405,984	0.32%	1,402,604	0.26%	1,384,436	0.35%
Borrowed funds:
Short-term	36,848	1.33%	1,746	0.23%	6,528	0.43%
Long-term - FHLB advances	19,516	1.13%	26,102	0.76%	46,788	0.93%
Senior notes, net	14,725	3.27%	14,709	3.25%	6,930	3.30%
Subordinated debt, net	26,476	3.89%	32,948	4.47%	26,916	5.32%
Total borrowed funds	97,565	2.28%	75,505	2.85%	87,162	2.44%
Total Interest-bearing Liabilities	1,503,549	0.45%	1,478,109	0.40%	1,471,598	0.48%
Demand deposits	557,007		529,077		534,602
Other liabilities	20,066		24,046		23,898
Total Liabilities	2,080,622		2,031,232		2,030,098
Stockholders' equity, excluding accumulated other comprehensive (loss) income	293,985		295,996		293,487
Accumulated other comprehensive (loss) income	(28,663)		(1,742)		8,166
Total Stockholders' Equity	265,322		294,254		301,653
Total Liabilities and Stockholders' Equity	$2,345,944		$2,325,486		$2,331,751
Interest Rate Spread		3.47%		3.73%		3.37%
Net Interest Income/Earning Assets		3.62%		3.86%		3.52%

Total Deposits (Interest-bearing and Demand)	$1,962,991		$1,931,681		$1,919,038

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2022	Return/	6/30/2021	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$65,670	0.49%	$137,851	0.18%
Available-for-sale debt securities, at amortized cost:
Taxable	405,144	1.99%	230,551	2.01%
Tax-exempt	148,064	2.54%	120,332	2.72%
Total available-for-sale debt securities	553,208	2.14%	350,883	2.26%
Loans receivable:
Taxable	1,469,894	4.90%	1,423,417	4.86%
Paycheck Protection Program - 1st Draw	877	11.27%	78,863	6.83%
Paycheck Protection Program - 2nd Draw	13,157	11.22%	53,123	2.19%
Tax-exempt	84,558	2.77%	65,375	3.30%
Total loans receivable	1,568,486	4.84%	1,620,778	4.81%
Other earning assets	2,153	2.90%	2,658	2.81%
Total Earning Assets	2,189,517	4.02%	2,112,170	4.08%
Cash	21,915		24,629
Unrealized (loss) gain on securities	(19,686)		11,536
Allowance for loan losses	(14,148)		(11,866)
Bank-owned life insurance	30,789		30,228
Bank premises and equipment	21,301		20,982
Intangible assets	55,710		56,220
Other assets	50,373		43,566
Total Assets	$2,335,771		$2,287,465

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$425,599	0.24%	$372,056	0.25%
Money market	453,260	0.28%	420,141	0.30%
Savings	252,389	0.10%	220,470	0.10%
Time deposits	273,055	0.58%	353,068	0.74%
Total interest-bearing deposits	1,404,303	0.29%	1,365,735	0.37%
Borrowed funds:
Short-term	19,394	1.28%	10,425	0.43%
Long-term - FHLB advances	22,791	0.92%	49,801	0.98%
Senior notes, net	14,717	3.26%	3,484	3.30%
Subordinated debt, net	29,694	4.21%	21,758	5.57%
Total borrowed funds	86,596	2.53%	85,468	2.18%
Total Interest-bearing Liabilities	1,490,899	0.42%	1,451,203	0.47%
Demand deposits	543,119		509,583
Other liabilities	22,045		25,903
Total Liabilities	2,056,063		1,986,689
Stockholders' equity, excluding accumulated other comprehensive (loss) income	294,985		291,550
Accumulated other comprehensive (loss) income	(15,277)		9,226
Total Stockholders' Equity	279,708		300,776
Total Liabilities and Stockholders' Equity	$2,335,771		$2,287,465
Interest Rate Spread		3.60%		3.61%
Net Interest Income/Earning Assets		3.74%		3.75%

Total Deposits (Interest-bearing and Demand)	$1,947,422		$1,875,318

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2022	2022	2021	2022	2021
Trust revenue	$1,715	$1,786	$1,807	$3,501	$3,433
Brokerage and insurance revenue	566	522	506	1,088	832
Service charges on deposit accounts	1,322	1,235	1,073	2,557	2,088
Interchange revenue from debit card transactions	1,056	963	998	2,019	1,879
Net gains from sales of loans	220	382	925	602	1,989
Loan servicing fees, net	358	210	146	568	394
Increase in cash surrender value of life insurance	137	135	145	272	295
Other noninterest income	1,456	588	700	2,044	2,172
Total noninterest income, excluding realized gains on securities, net	$6,830	$5,821	$6,300	$12,651	$13,082

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2022	2021	2021	2022	2021
Salaries and employee benefits	$10,265	$10,607	$9,499	$20,872	$18,394
Net occupancy and equipment expense	1,308	1,411	1,219	2,719	2,523
Data processing and telecommunications expenses	1,720	1,623	1,487	3,343	2,867
Automated teller machine and interchange expense	347	384	355	731	692
Pennsylvania shares tax	488	488	490	976	981
Professional fees	480	489	598	969	1,145
Other noninterest expense	2,431	1,884	1,751	4,315	4,506
Total noninterest expense	$17,039	$16,886	$15,399	$33,925	$31,108